UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2026

Contango Silver & Gold Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35770	27-3431051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

516 2nd Avenue Suite 401
Fairbanks, Alaska		99701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (907) 388-7770

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2026, Contango Silver & Gold Inc. (the “Company”), entered into a First Amendment to Membership Interest Purchase and Sale Agreement (the “MIPA Amendment”) with CRH Funding II Pte. Ltd., a Singapore private limited corporation (“CRH”), amending that certain Membership Interest Purchase and Sale Agreement, dated as of August 24, 2021 (the “Original MIPA” and, as amended by the MIPA Amendment, the “MIPA”), by and between the Company and CRH. Pursuant to the Original MIPA, CRH sold to the Company 100% of the issued and outstanding membership interests in Alaska Gold Torrent, LLC, an Alaska limited liability company that conducts mineral exploration and development and related activities at the mineral property near Willow, Alaska (the “Lucky Shot Project”). In addition to the consideration paid at the closing of the transaction, the Company agreed to pay CRH additional consideration (the “Milestone Payments”) if production on the Company’s Lucky Shot Project met certain exploration and/or production thresholds.

Pursuant to the MIPA Amendment, in full satisfaction of the Milestone Payments, the Company agreed to pay CRH (i) $5,000,000 in cash and (ii) 100,000 newly issued shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The shares of Common Stock will be issued to CRH Mezzanine Pte. Ltd., the parent company and sole shareholder of CRH, by July 6, 2026.

The foregoing description of the MIPA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the MIPA Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 23, 2026, the Company issued a press release providing updates on its 2026 programs across the Company’s portfolio, including its Lucky Shot, Johnson Tract, and Kitsault Valley projects. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On June 29, 2026, the Company issued a press release announcing its entry into the MIPA Amendment and the receipt of a cash distribution from the Peak Gold JV related to production from its Manh Choh mine. A copy of that press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	First Amendment to Membership Interest Purchase and Sale Agreement, dated June 26, 2026.
99.1	Press release dated June 23, 2026.
99.2	Press release dated June 29, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO SILVER & GOLD INC.

Date:	June 29, 2026	By:	/s/ Mike Clark
Chief Financial Officer